PIMCO Funds

Supplement dated November 9, 2018 to the

Asset Allocation Funds Prospectus dated July 30, 2018,

as supplemented from time to time (the “Prospectus”);

and to the Statement of Additional Information dated July 30, 2018,

as supplemented from time to time (the “SAI”)

Disclosure Related to the PIMCO REALPATH® Income Fund, PIMCO REALPATH® 2020 Fund, PIMCO REALPATH® 2025 Fund, PIMCO REALPATH® 2030 Fund, PIMCO REALPATH® 2035 Fund, PIMCO REALPATH® 2040 Fund, PIMCO REALPATH® 2045 Fund, PIMCO REALPATH® 2050 Fund and PIMCO REALPATH® 2055 Fund (the “Funds”)

The Board of Trustees of PIMCO Funds (the “Trust”) has approved a Plan of Liquidation for the Funds pursuant to which the Funds will be liquidated (the “Liquidations”) on or about February 22, 2019 (“Liquidation Date”). This date may be changed without notice at the discretion of the Trust’s officers.

Suspension of Sales. Effective February 1, 2019, the Funds will no longer sell shares to new investors or existing shareholders (except through reinvested dividends), including through exchanges into the Funds from other funds of the Trust or funds of PIMCO Equity Series. The Funds may deviate from their investment objectives at any time prior to the Liquidation Date.

Mechanics. In connection with the Liquidations, any shares of a Fund outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after such Fund has paid or provided for all of its charges, taxes, expenses and liabilities, including certain operational costs of liquidating the Fund. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all shareholders of record of such Fund at the time of the Liquidation. Additionally, each Fund must declare and distribute to shareholders any realized capital gains and all net investment income no later than the final Liquidation distribution. Pacific Investment Management Company LLC (“PIMCO”), investment adviser to the Funds, intends to distribute substantially all of each Fund’s net investment income prior to the Liquidations. PIMCO will bear all operational expenses associated with the Liquidations pursuant to the Second Amended and Restated Supervision and Administration Agreement between the Trust and PIMCO.

Other Alternatives. At any time prior to the Liquidation Date, shareholders of a Fund may redeem their shares of such Fund and receive the net asset value thereof, pursuant to the procedures set forth under “Purchases, Redemptions and Exchanges – Redeeming Shares” in the Prospectus. Shareholders may also exchange their shares of a Fund for shares of the same class of any other fund of the Trust or any fund of PIMCO Equity Series that offers that class, as described in and subject to any restrictions set forth under “Purchases, Redemptions and Exchanges – Exchanging Shares” in the Prospectus.

U.S. Federal Income Tax Matters. Although the Liquidations are not expected to be taxable events for the Funds, for taxable shareholders, the automatic redemption of shares of a Fund on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. Instead of waiting until the Liquidation Date, a shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses prior thereto. See “Tax Consequences” in the Prospectus. Shareholders should consult their tax advisers regarding the tax treatment of the Liquidations.

If you have any questions regarding the Liquidations, please contact the Trust at 1-888-877-4626.

Investors Should Retain This Supplement For Future Reference

PIMCO_SUPP1_110918

PIMCO Funds

Supplement dated November 9, 2018 to the

International Bond Funds Prospectus (the “Prospectus”),

and to the Statement of Additional Information (the “SAI”), each dated July 30, 2018,

each as supplemented from time to time

Disclosure Related to the PIMCO Emerging Local Bond Fund (the “Fund”)

IMPORTANT NOTICE REGARDING CHANGES IN THE FUND’S NAME, NON-FUNDAMENTAL INVESTMENT POLICY AND PRINCIPAL INVESTMENT STRATEGIES

Effective January 8, 2019, all references to the Fund’s name in the Prospectus and the SAI are deleted and replaced with the following:

PIMCO Emerging Markets Local Currency and Bond Fund

In addition, effective January 8, 2019, the first paragraph of the “Principal Investment Strategies” section of the Fund’s Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

The Fund’s investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in currencies of, or Fixed Income Instruments denominated in the currencies of, emerging market countries and in Fixed Income Instruments, each of which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in forwards or derivatives denominated in any currency, and forwards or derivatives denominated in any currency will be included under the 80% of assets policy noted above so long as the underlying asset of such forwards or derivatives is a currency of an emerging market country, a Fixed Income Instrument denominated in the currency of an emerging market country, or a Fixed Income Instrument. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in currencies of emerging market countries, Fixed Income Instruments denominated in currencies of emerging market countries, or Fixed Income Instruments, each as described above, may be invested in other types of instruments.

In addition, effective January 8, 2019, non-fundamental investment policy number 10, listed in the second paragraph of the “Investment Restrictions—Non-Fundamental Investment Restrictions” section in the SAI, is deleted in its entirety and replaced with the following:

10.     The PIMCO Emerging Markets Local Currency and Bond Fund will invest under normal circumstances at least 80% of its assets in currencies of, or Fixed Income Instruments denominated in the currencies of, emerging market countries and in Fixed Income Instruments.

Investors Should Retain This Supplement For Future Reference

PIMCO_SUPP2_110918